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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2004

Date of reporting period: JUNE 30, 2004

Item 1. Report to Shareholders.


--------------------------------------------------------------------------------



                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------

                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2004








                                                 WORLDWIDE EMERGING MARKETS FUND



















                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of June 30, 2004, and are subject to change.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Van Eck Worldwide Emerging Markets Fund provided a total return of -2.33% for the six months ended June 30, 2004. In comparison, emerging markets in general returned -0.78% for the same period, as measured by the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.(1)

The primary factors affecting the Fund's relative performance were disappointing results from Fund holdings in South Korea and Taiwan, and underweighted positions in Mexico and the Eastern European markets, excluding Russia, which performed well during the semi-annual period. Further affecting relative results was the portfolio's bias toward cyclical stocks that we believed would benefit most from rebounding global economies. Domestically oriented, more defensive, late-cycle sectors, such as telecommunications, utilities, and healthcare, performed better during the first half of the year.

MARKET REVIEW

The global emerging equity markets produced modestly positive returns during the first quarter of 2004, but fell dramatically during the second quarter, as the environment quickly shifted from risk seeking to risk aversion. Concerns over potentially imminent increases in U.S. interest rates, ongoing conflict in Iraq, and rising oil prices dominated. Higher energy prices and their potential impact on developed market demand for oil was of particular concern to several of the emerging markets that depend on oil exports for a significant portion of their Gross Domestic Product. Perhaps the major issue affecting the emerging markets during the period was China, as government authorities there sought to slow down its economy through increases in reserve and capital requirements in several industries, including steel, aluminum, cement, and real estate. Given the experience of the last economic landing and the more recent contradictory remarks made by officials, there developed a great deal of skepticism about authorities' ability to engineer a "soft landing," I.E., a moderate slowdown. Cyclical stocks as well as emerging market equities geared toward developments in China were hit hard.

Another factor that dragged down the emerging markets' semi-annual performance was significant profit-taking after a strong run in 2003 and as the yield curve flattened and leading indicators led many to believe that global economies may be peaking. Finally, corporate earnings prospects for the third quarter of 2004 were relatively muted.

REGIONAL FUND REVIEW

The Fund's four largest allocations at the end of the period were in South Korea, Taiwan, South Africa, and Brazil (representing 26.2%, 13.0%, 12.7% and 10.0% of Fund net assets, respectively, as of June 30). South Korea's equity market(2) was flat for the six months, while the remaining markets produced total returns of -0.33%, +6.01%, and -10.86% in U.S. dollar terms, respectively, during the first half of 2004. In terms of regional weightings, we continued to favor Asia at the expense of Latin America, Emerging Europe, and Africa. The Fund's weighting in Asia detracted from its relative six-month performance, as the other regions performed comparatively better during the period.

The following is a review of several of the key emerging markets, in approximate order of the Fund's allocation to each.

SOUTH KOREA's exports did well, but the economy faced difficulties on the domestic side. Consumer confidence was low due primarily to banking sector troubles that began with over-distribution of credit cards and continued with high levels of debt owed after charging binges by much of the populace. The equity market was also affected for a short while by the General Assembly's vote to impeach South Korea's president, although the president's party subsequently won the majority in the Assembly making the prior vote a non-issue. Equities were de-rated based on lingering corporate governance issues, a rise in small and medium-sized enterprise delinquencies, weaker pricing in the technology sector, the impact of higher oil prices on its economy, growing concerns about stagflation, and the ripple effects of China's economic situation.

TAIWAN's equity market was heavily geared toward the technology sector, which experienced pressures on its profit margins during the period and uncertainty regarding its second half of 2004 performance.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Taiwan was also affected by political events, as the KMT party, perceived to be more friendly toward China, did not win the nation's presidential election as anticipated, and the incumbent party was re-elected instead. A close, disputed election and an assassination attempt on the new president only added to the unrest in the market. On the other hand, Taiwan's market was boosted by a substantial prospective increase in its weighting in the MSCI Emerging Markets Free Index.

The SOUTH AFRICAN equity market performed relatively well, although the dollar-based prices of several commodities declined in the second quarter. The Fund prudently had little exposure to South African resource stocks, but an underweighted exposure to the market detracted.

BRAZILIAN stocks were the most significant outperformers in 2003, but struggled during the first half of 2004 for several reasons. Due to its high external debt burden, the market was quite sensitive to global risk aversion. In addition, its domestic economic recovery remained elusive, and there were ongoing pricing pressures on several of its exported resources, such as iron ore and pulp. Finally, President Luiz Inacio Lula da Silva's administration was tainted by allegations of corruption and lost some of its former popularity.

MEXICO (6.0% of Fund net assets) was one of the best-performing markets during the first half of 2004, climbing 14.28% in U.S. dollar terms. Key reforms appeared to have lost momentum and are yet to be passed through the political process. However, stocks performed well, based largely on an economy that finally began to benefit from the U.S. economic recovery, belying some of the worst fears about its losing competitiveness to China.

The HONG KONG equity market (3.3% of Fund net assets) was down 2.76% in U.S. dollar terms for the six-month period. While impacted by events in China, the Hong Kong market benefited from the early stages of a two-way flow of capital with the Mainland. The Hong Kong market also benefited from relatively high index weightings in utilities and property stocks as well as signs that the nation was coming out of its deflationary cycle and was experiencing some domestic price recovery.

In contrast to their strong relative performance in 2003, INDIAN stocks (3.3% of Fund net assets) were the second worst performers of the emerging markets during the first half of 2004. India has what many consider to be among the best-run companies in the emerging market universe, but equity valuations during the period were not compelling. Also, as seen elsewhere, India was affected by political events. The incumbent party was defeated in its general elections, and the market did not respond favorably to the winning Congress party, perceived to be less reform friendly. The Fund was prudently underweighted in the Indian equity market.

THAILAND (3.1% of Fund net assets) also reversed course, having been the world's third best market in 2003 but the worst performer of the emerging markets during the six months ended June 30 with a total return of -18.93% in U.S. dollar terms. Thailand's equity market was affected during the first quarter in particular by an outbreak of bird flu, violence in the southern part of the country, and declining popularity of its prime minister. During the second quarter, the impact of these factors was somewhat ameliorated.

CHINA (2.9% of Fund net assets) produced a total return of -14.92% in U.S. dollar terms for the first half of 2004, due primarily to the government's austerity measures discussed above. To its benefit, the Fund was underweighted, but was nevertheless impacted by its holding in the poorly performing Chalco (Aluminum Corporation of China, 1.0% of Fund net assets), an aluminum producer with attractive long-term fundamentals, but a company that found itself in the front line of government slow-down measures.

Overall, the first six months of 2004 was a challenging period for the emerging markets. However, emerging markets equities, in our opinion, can be an excellent way to position a portfolio for an upturn in global leading indicators. We maintain that portfolio diversification is a key element to successful investing, particularly in the volatile investment environment of the past several years.

                        WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Investors should be aware that emerging markets can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid. Settlement and clearance practices may be less efficient than more developed markets.

We appreciate your participation in the Van Eck Worldwide Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

[PHOTO OMITTED]

/s/ DAVID A. SEMPLE

DAVID A. SEMPLE
PORTFOLIO MANAGER

July 16, 2004


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

All indices listed are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g. U.S.) investors.

(2) All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices. For example, the South Korean market is measured by the Korean Composite Index (KOSPI).

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------



                            GEOGRAPHICAL WEIGHTINGS*
                         AS OF JUNE 30, 2004 (UNAUDITED)


         [The data below represent a pie chart in the printed report.]


                   South Korea                            26.2%
                   Taiwan                                 13.0%
                   South Africa                           12.7%
                   Brazil                                 10.0%
                   Cash/Equivalents plus
                     Other Assets Less Liabilities         9.0%
                   Other                                   1.7%
                   Indonesia                               1.3%
                   Israel                                  1.4%
                   Venezuela                               1.7%
                   Singapore                               1.7%
                   Malaysia                                2.7%
                   China                                   2.9%
                   Thailand                                3.1%
                   India                                   3.3%
                   Hong Kong                               3.3%
                   Mexico                                  6.0%


----------
*Portfolio is subject to change.

                         WORLDWIDE EMERGING MARKETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2004*
--------------------------------------------------------------------------------

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 4.5%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

HYUNDAI MOTOR CO. LTD.
(SOUTH KOREA, 3.8%)

Hyundai Motor manufactures, sells, and exports passenger cars, trucks and commercial vehicles.The company also sells various auto parts and operates auto repair service centers throughout South Korea; it also provides financial services through its subsidiaries.

AFRICAN BANK INVESTMENTS LTD.
(SOUTH AFRICA, 3.3%)

African Bank Investments is a bank holding company. The group provides financial services to the under-serviced areas of the South African population, and specializes in making consumer loans and micro-lending products to individuals and small businesses.

KANGWON LAND, INC.
(SOUTH KOREA, 2.5%)

Kangwon Land is a casino and hotel services provider located in the Kangwon province of South Korea. Kangwon operates, under their gaming licenses, a number of gaming tables and slot machines for domestic and international customers.

VOTORANTIM CELULOSE E PAPEL S.A. (VCP)
(BRAZIL, 2.5%)

VCP is principally engaged in the production, manufacturing, distribution, marketing and export of pulp, cellulose, short fiber, special and writing paper, cardboard and other related products. The company also has activities in forestry management and exploration.

HYUNDAI MOBIS
(SOUTH KOREA, 2.5%)

Hyundai Mobis manufactures and markets automotive parts and equipment. The company also produces industrial machinery, military vehicles and transportation containers.

CHEIL COMMUNICATIONS, INC.
(SOUTH KOREA, 2.5%)

Cheil Communications is the largest advertising agency in South Korea. An affiliate of Samsung Electronics, the company provides advertising, strategy and consulting, creative media promotion and sports marketing services.

FIRSTRAND LTD.
(SOUTH AFRICA, 2.2%)

FirstRand provides diverse financial services in the areas of retail, corporate, investment and merchant banking, life insurance, employee benefits, health insurance and asset and property management. The banking and insurance activities of the group are consolidated in the wholly owned subsidiaries FirstRand Bank Holdings Limited and Momentum Group Limited.

CONSORCIO ARA S.A. DE C.V.
(MEXICO, 2.1%)

Consorcio ARA's activities are the purchase of land, the design and development of affordable entry-level, middle-income and residential housing as well as the construction, promotion and marketing of such housing developments and the operation as a constructor in industrial and tourist developments. The company is also involved in the leasing of commercial centers, uni-centers and mini-centers. Consorcio ARA also has built other projects of a public and private nature such as hospitals, hotels, industrial plants, administrative offices and infrastructure works.

CNOOC LTD.
(HONG KONG, 2.1%)

CNOOC explores, develops, and produces crude oil and natural gas. The company is involved in the petroleum industry's upstream operating activities comprising of production-sharing contracts with foreign partners and independent operations.

----------
*Portfolio is subject to change

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)

--------------------------------------------------------------------------------
          NO. OF                                                        VALUE
COUNTRY   SHARES       SECURITIES (a)                                 (NOTE 1)
--------------------------------------------------------------------------------
BRAZIL: 10.0%

        5,750,000   Caemi Mineracao e Metalurgia S.A.              $  2,187,299
           73,000   Cia Vale Do Rio Doce (ADR)                        2,854,300
           51,519   Embraer Aircraft Corp. (Sponsored ADR)            1,472,928
          149,000   Gerdau S.A. (Preferred Stock)                     1,784,446
        2,223,468   Itausa Investimentos Itau S.A.                    2,580,427
           19,400   Petroleo Brasileiro S.A. (Preferred Stock)          483,499
          120,000   Votorantim Celulose
                      e Papel S. A. (Sponsored ADR)                   3,816,000
                                                                   ------------
                                                                     15,178,899
                                                                   ------------
CHINA: 2.9%
        2,900,000   Aluminum Corporation of China Ltd.                1,552,283
        1,950,000   Denway Motors Ltd.                                  706,268
        2,850,000   Global Bio-Chem Technology Group Co. Ltd.         2,064,476
          418,750   Global Bio-Chem Technology
                      Group Co. Ltd. Warrants
                      (HKD 9.80, expiring 5/31/07)                       27,381
                                                                   ------------
                                                                      4,350,408
                                                                   ------------
HONG KONG: 3.3%
          840,000   Asia Aluminium Holdings Ltd.                         81,848
        1,570,000   Chen Hsong Holdings Ltd.                            885,664
        7,500,000   CNOOC Ltd.                                        3,173,158
        4,600,000   Media Partners International Holdings, Inc.         230,006
        2,800,000   Solomon Systech International
                      Ltd. Industries Ltd.                              692,838
                                                                   ------------
                                                                      5,063,514
                                                                   ------------
INDIA: 3.3%
        1,250,000   Ashok Leyland Ltd.                                  620,172
           80,000   Bharat Electronics Ltd.                             680,579
           95,000   Bharat Heavy Electricals Ltd.                     1,037,444
          200,000   Gail India Ltd.                                     740,289
            6,829   Infosys Technologies Ltd.                           820,713
          118,987   State Bank of India                               1,115,042
                                                                   ------------
                                                                      5,014,239
                                                                   ------------

INDONESIA: 1.3%
        1,900,000   PT Telekomunikasi Indonesia                    $  1,495,745
        1,000,000   Unilever Indonesia Tbk                              417,553
                                                                   ------------
                                                                      1,913,298
                                                                   ------------
ISRAEL: 1.4%
           32,700   Teva Pharmaceutical Industries Ltd.               2,200,383
                                                                   ------------
MALAYSIA: 2.7%
          485,000   Genting Berhad                                    1,952,763
          795,000   MAA Holdings Berhad                               1,108,816
        3,289,000   Multi-Purpose Holdings Berhad                       978,045
          328,900   Multi-Purpose Holdings Berhad Rights
                      (MYR 1.00, expiring 2/26/09)                       38,949
                                                                   ------------
                                                                      4,078,573
                                                                   ------------
MEXICO: 6.0%
           60,000   America Movil S.A. de C.V.                        2,182,200
        1,125,000   Consorcio ARA S.A. de C.V.                        3,237,586
        2,003,500   Corporacion GEO S.A. de C.V. (Series B)           2,635,040
           50,000   Grupo Aeroportuario del Dureste S.A de C.V.         925,000
           70,000   Grupo Industrial Saltillo de C.V.                   113,334
                                                                   ------------
                                                                      9,093,160
                                                                   ------------
PHILIPPINES: 0.8%
           60,000   Philippine Long Distance Telephone Co.            1,251,600
                                                                   ------------
SINGAPORE: 1.7%
        1,871,000   First Engineering Ltd.                            1,119,904
        2,612,000   Noble Group Ltd.                                  1,426,825
                                                                   ------------
                                                                      2,546,729
                                                                   ------------
SOUTH AFRICA: 12.7%
          205,000   ABSA Group Ltd.                                   1,677,497
        2,666,000   African Bank Investments Ltd.                     5,047,541
        1,215,000   Alexander Forbes Ltd.                             1,986,498
           75,000   Anglo American PLC                                1,534,939
          240,000   Bidvest Group Ltd.                                2,021,661
        2,050,000   FirstRand Ltd.                                    3,351,705
           13,500   Impala Platinum Holdings Ltd.                     1,020,217
          175,000   Sappi Ltd.                                        2,659,045
                                                                   ------------
                                                                     19,299,103
                                                                   ------------

                        See Notes to Financial Statements

                                   WORLDWIDE EMERGING MARKETS FUND
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                JUNE 30, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
          NO. OF                                                        VALUE
COUNTRY   SHARES       SECURITIES (a)                                 (NOTE 1)
--------------------------------------------------------------------------------

SOUTH KOREA: 26.2%
           27,500   Cheil Communications, Inc.                     $  3,736,478
          690,000   Curitel Communications Inc.                       1,370,446
           63,000   Honam Petrochemical Corp.                         2,148,161
           84,500   Hyundai Mobis                                     3,751,493
          150,000   Hyundai Motor Co. Ltd.                            5,770,229
          115,000   Insun ENT Co. Ltd.                                1,472,955
          348,740   Kangwon Land, Inc.                                3,863,152
            1,537   Kookmin Bank (Sponsored ADR)                         48,231
          160,000   Korean Air Lines Co. Ltd.                         2,077,023
           20,000   Orion Corp.                                       1,235,829
            5,500   POSCO                                               709,217
           45,000   POSCO (Sponsored ADR)                             1,507,950
           16,650   Samsung Electronics Co. Ltd.                      6,873,258
          185,000   SFA Engineering Corp.                             1,657,075
            7,800   Shinsegae Co. Ltd.                                1,876,590
           10,000   SK Telecom Co. Ltd.                               1,644,310
                                                                   ------------
                                                                     39,742,397
                                                                   ------------
TAIWAN: 13.0%
        1,185,693   Advantech Co. Ltd.                                2,416,542
          850,000   Amtran Technology Co. Ltd.                          581,672
          550,000   Benq Corp.                                          621,839
          660,000   Hon Hai Precision Industry Co. Ltd.               2,454,627
          254,950   MediaTek, Inc.                                    2,032,925
          100,000   Novatek Microelectronics Ltd.                       330,259
        1,242,105   Quanta Computer, Inc.                             2,642,383
          417,250   Siliconware Precision Industries Co. (ADR)        1,694,035
          900,000   Taiwan Fu Hsing Industrial Co. Ltd.                 830,110
        1,697,172   Taiwan Semiconductor Manufacturing Co. Ltd.       2,444,008
        2,000,000   United Microelectronics Corp.                     1,487,652
          610,000   Waffer Technology Co. Ltd.                        1,234,157
        1,527,750   Yuanta Core Pacific Securities Co.                  954,560
                                                                   ------------
                                                                     19,724,769
                                                                   ------------

THAILAND: 3.1%
       10,250,000   Asian Property Development Public Co. Ltd.     $  1,081,319
          355,000   Bangkok Bank Public Co. Ltd.                        814,896
        2,500,000   Bumrungrad Hospital Public Co. Ltd.                 805,861
       20,550,000   Quality Houses Public Co. Ltd.                      627,289
        4,110,000   Quality Houses Public Co. Ltd.
                      Warrants (THB 1.20, expiring 9/11/08)              36,132
        5,701,500   Royal Garden Resort Public Co. Ltd.                 350,862
          175,000   Siam Cement Public Co. Ltd.                         991,453
                                                                   ------------
                                                                      4,707,812
                                                                   ------------
TURKEY: 0.9%
        4,775,000   Haci Omer Sabanci Holding A.S.(b)                 1,415,291
                                                                   ------------
VENEZUELA: 1.7%
          125,000   Compania Anonima Nacional
                      Telefonos de Venezuela                          2,518,750
                                                                   ------------

TOTAL INVESTMENTS: 91.0%
(Cost: $108,219,677) ............................................. $138,098,925
                                                                   ------------

                       See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                 DATE OF                                     VALUE
AMOUNT                    MATURITY     COUPON                        (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION: 4.0%
Repurchase Agreement (Note 11):
  Purchased on 6/30/04;
  Maturity value $6,149,231
  (with State Street Bank &
  Trust Co., collateralized by
  $5,985,000 Federal National
  Mortgage Association
  6.00% due 12/15/05 with
  a value of $6,276,769)
  (Cost: $6,149,000)              7/01/04        1.35%              $  6,149,000
                                                                    ------------
TOTAL INVESTMENTS: 95.0%
(COST: $114,368,677)                                                 144,247,925
OTHER ASSETS LESS LIABILITIES: 5.0%                                    7,597,960
                                                                    ------------
NET ASSETS: 100%                                                    $151,845,885
                                                                    ============


--------------------------------------------------------------------------------
SUMMARY OF                      % OF      SUMMARY OF                      % OF
INVESTMENTS                      NET      INVESTMENTS                      NET
BY INDUSTRY                    ASSETS     BY INDUSTRY                    ASSETS
----------------------------  --------    ----------------------------  --------
Autos                           7.1%      Materials                       15.3%
Banks                           3.0%      Media                            2.6%
Basic Hardware                  0.1%      Multi Industry                   1.6%
Biotechnology                   1.4%      Petrochemicals                   1.4%
Capital Goods                   2.7%      Pharmaceuticals                  1.5%
Consumer Products               2.2%      Real Estate                      7.0%
Diversified Financial           9.3%      Retail                           1.2%
Energy                          2.9%      Software                         0.5%
Food, Beverage and Tobacco      0.8%      Technology Hardware             17.7%
Hospital Management             0.6%      Telecommunications               6.0%
Hotel and Leisure               1.3%      Transportation                   2.0%
Manufacturing                   2.8%      Short-Term Obligation            4.0%
                                          Other assets less liabilities    5.0%
                                                                        -------
                                                                         100.0%
                                                                        =======
----------
(a) Unless otherwise indicated, securities owned are shares of common stock.

(b) These shares are denominated in blocks of 100.



Glossary:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

ASSETS:
Investments, at value (cost $114,368,677) (Note 1) .............  $ 144,247,923
Foreign currency (cost $3,978,223) .............................      3,952,434
Cash--initial margin on equity swap (Note 9) ...................        486,051
Receivables:
   Due from broker-swap (Note 9) ...............................      2,861,717
   Capital shares sold .........................................      1,951,772
   Securities sold .............................................        242,586
   Dividends ...................................................        236,351
   Prepaid expense .............................................         99,803
                                                                  -------------
       Total assets ............................................    154,078,637
                                                                  -------------

LIABILITIES:
Payables:
   Capital shares redeemed .....................................      1,834,448
   Due to Adviser ..............................................        117,956
   Accounts payable ............................................        280,348
                                                                  -------------
       Total liabilities .......................................      2,232,752
                                                                  -------------

Net assets .....................................................  $ 151,845,885
                                                                  =============

INITIAL CLASS SHARES:
Net Assets .....................................................  $ 144,207,088
                                                                  =============
Shares outstanding .............................................     12,224,955
                                                                  =============
Net asset value, redemption and offering price per share .......  $       11.80
                                                                  =============

R1 CLASS SHARES:
Net Assets .....................................................  $   7,638,797
                                                                  =============

Shares Outstanding .............................................        647,368
                                                                  =============
Net asset value, redemption and offering price per share .......  $       11.80
                                                                  =============

Net assets consist of:
   Aggregate paid in capital ...................................  $ 146,190,125
   Unrealized appreciation of investments, equity swaps,
     forward foreign currency contracts and foreign
     currency transactions .....................................     32,561,928
   Undistributed net investment income .........................        511,750
   Accumulated realized loss ...................................    (27,417,918)
                                                                  -------------
                                                                  $ 151,845,885
                                                                  =============

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $195,798) ..            $ 2,008,587
Interest ...............................................                  2,603
                                                                    -----------
    Total income .......................................              2,011,190
                                                                    -----------

EXPENSES:
Management (Note 2) .................................... $  876,764
Administration (Note 2) ................................      1,175
Custodian ..............................................    154,064
Professional ...........................................     69,676
Interest (Note 10) .....................................     35,491
Report to shareholders .................................     30,020
Trustees' fees and expenses ............................     15,504
Transfer agency--Initial Class Shares ..................      6,293
Transfer agency--R1 Class Shares .......................      1,808
Other ..................................................     19,766
                                                         ----------
    Total expenses .....................................  1,210,561
    Expenses assumed by the Adviser (Note 2) ...........    (20,727)
                                                         ----------
    Net expense .........................................             1,189,834
                                                                    -----------
    Net investment income ...............................               821,356
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3):
Realized gain from security transactions ................            26,151,206
Realized loss from foreign currency transactions ........              (184,494)
Realized gain from swaps ................................             1,513,514
Change in unrealized depreciation of foreign
  denominated assets and liabilities and
  forward foreign currency contracts ....................               (50,744)
Change in unrealized appreciation of investments
  and swaps .............................................           (32,878,354)
                                                                    -----------
Net realized and unrealized gain on investments,
  swap, futures and foreign currency transactions .......           $(5,448,872)
                                                                    -----------

Net Increase in Net Assets Resulting from Operations ....           $(4,627,516)
                                                                    ===========


                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                SIX MONTHS ENDED    YEAR ENDED
                                                  JUNE 30, 2004    DECEMBER 31,
                                                   (UNAUDITED)         2003
                                                ---------------- --------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
  Net investment income .......................... $    821,356  $    2,089,602
  Realized gain from security transactions .......   26,151,206      16,968,020
  Realized losses from forward currency
    contracts and foreign currency transactions ..     (184,494)       (208,291)
  Realized gain from futures and swaps ...........    1,513,514         821,526
  Change in unrealized appreciation of
    investments and swaps ........................  (32,878,354)     57,160,283
  Change in unrealized depreciation of foreign
    denominated assets and liabilities and
    forward currency contracts ...................      (50,744)       (267,090)
                                                   ------------  --------------
Net increase (decrease) in net assets resulting
  from operations ................................   (4,627,516)     76,564,050
                                                   ------------  --------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Initial Class Shares .........................   (1,017,032)       (294,007)
    Class R1 Shares ..............................           --              --
                                                   ------------  --------------

                                                     (1,017,032)       (294,007)
                                                   ------------  --------------

CAPITAL SHARE TRANSACTIONS*:
  Proceeds from sales of shares
    Initial Class Shares .........................   33,766,494   2,605,371,707
    Class R1 Shares ..............................   10,573,516              --
                                                   ------------  --------------
                                                     44,340,010   2,605,371,707
                                                   ------------  --------------
  Reinvestment of dividends and distributions
    Initial Class Shares .........................    1,017,032         294,007
    Class R1 Shares ..............................           --              --
                                                   ------------  --------------
                                                      1,017,032         294,007
                                                   ------------  --------------
  Cost of shares reacquired
    Initial Class Shares .........................  (61,351,363) (2,654,890,446)
    Class R1 Shares ..............................   (2,853,043)             --
    Redemption fees ..............................       30,073              --
                                                   ------------  --------------
                                                    (64,174,333) (2,654,890,446)
                                                   ------------  --------------
    Net decrease in net assets resulting from
       capital share transactions ................  (18,817,291)    (49,224,732)
                                                   ------------  --------------
    Total increase (decrease) in net assets ......  (24,461,839)     27,045,311

NET ASSETS:
Beginning of Period ..............................  176,307,724     149,262,413
                                                   ------------  --------------
End of Period (including undistributed net
  investment income of $511,750 and $891,920,
  respectively) .................................. $151,845,885  $  176,307,724
                                                   ============  ==============

* SHARES OF BENEFICIAL INTEREST ISSUED AND
  REACQUIRED (UNLIMITED NUMBER OF $.001 PAR
  VALUE SHARES AUTHORIZED):
INITIAL SHARES:
  Shares sold ....................................    2,646,345     321,948,823
  Reinvestment of dividends ......................       81,887          37,122
  Shares reacquired ..............................   (5,017,233)   (326,400,677)
                                                   ------------  --------------
  Net increase (decrease) ........................   (2,289,001)     (4,414,732)
                                                   ============  ==============
R1 SHARES:+
  Shares sold ....................................      903,950
  Shares reacquired ..............................     (256,582)
                                                   ------------
  Net increase (decrease) ........................      647,368
                                                   ============

+  Inception date of Class R1 shares May 1, 2004

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                      INITIAL CLASS SHARES                         CLASS R1 SHARES
                                       --------------------------------------------------------------------------- ---------------
                                       SIX MONTHS                                                                   FOR THE PERIOD
                                          ENDED                                                                     MAY 1, 2004(e)
                                         JUNE 30,                         YEAR ENDED DECEMBER 31,                      THROUGH
                                           2004         ----------------------------------------------------------  JUNE 30, 2004
                                       (UNAUDITED)        2003         2002         2001        2000         1999     UNAUDITED)
                                       -----------      -------      -------      -------     -------      ------- ---------------
Net Asset Value,
   Beginning of Period ................  $ 12.15        $  7.89      $  8.15      $  8.29     $ 14.26      $  7.12     $11.94
                                         -------        -------      -------      -------     -------      -------     ------
Income From Investment Operations:
   Net Investment Income (Loss) .......     0.07           0.13         0.04         0.08       (0.03)        0.10(g)    0.01
   Net Realized and Unrealized Gain
   (Loss) on Investments, Swaps,
   Futures and Foreign Currency
   Transactions .......................    (0.35)          4.14        (0.28)       (0.22)      (5.94)        7.04      (0.15)
                                         -------        -------      -------      -------     -------      -------     ------
Total From Investment Operations ......    (0.28)          4.27        (0.24)       (0.14)      (5.97)        7.14      (0.14)
                                         -------        -------      -------      -------     -------      -------     ------
Less Dividends and Distributions:
   Dividend from Net Investment
   Income .............................    (0.07)         (0.01)       (0.02)          --          --           --         --
                                         -------        -------      -------      -------     -------      -------     ------
Redemption fees .......................       --(f)          --           --           --          --           --         --(f)
                                         -------        -------      -------      -------     -------      -------     ------
Net Asset Value, End of Period ........  $ 11.80        $ 12.15      $  7.89      $  8.15     $  8.29      $ 14.26     $11.80
                                         =======        =======      =======      =======     =======      =======     ======
Total Return (a) ......................    (2.33)%        54.19%       (3.02)%      (1.69)%    (41.87)%     100.28%     (1.17)%

===================================================================================================================================
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ....... $144,207       $176,308     $149,262     $134,424    $129,047     $243,516     $7,639
Ratio of Gross Expenses to Average
   Net Assets .........................     1.38%(d)       1.43%        1.36%        1.30%       1.33%        1.54%      1.73%(d)
Ratio of Net Expenses to Average
   Net Assets (c) .....................     1.32%(b)(d)    1.30%(b)     1.30%(b)     1.28%       1.26%(b)     1.34%(b)   1.40%(b)(d)
Ratio of Net Investment Income
   (Loss) to Average Net Assets (c) ...     0.94%(d)       1.27%        0.39%        1.04%      (0.22)%       0.80%      0.51%(d)
Portfolio Turnover Rate ...............       36%            63%         125%         135%        113%         143%        36%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) Excluding interest expense.

(c) Net effect of expense waiver to average net assets of the Initial Class shares for the six months ended June 30, 2004 and for the years ended December 31, 2003 and December 31, 2002 was 0.02%, 0.09% and 0.03%,
    respectively and for the period ending June 30, 2004 for the Class R1 shares was 0.28%.

(d) Annualized

(e) Inception date of Class R1 shares.

(f) Amount represents less than $0.01 per share.

(g) Based on average shares outstanding.


                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances subject to a redemption fee on redemptions within 60 days. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimated.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. As of June 23, 2003, the portfolio began pricing securities traded on the NASDAQ Stock Market using the NASDAQ official close price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if a Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of the securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented in the schedule of portfolio investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are market valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated based on the identified cost basis. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. There were no futures outstanding at June 30, 2004.

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There are no options written outstanding at June 30, 2004.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.30% of average daily net assets except interest, taxes, brokerage commission and extraordinary expenses for the period January 1, 2004 through April 30, 2004 and 1.40% from May 1, 2004 through April 30, 2005. For the six months ended June 30, 2004, the Adviser assumed expenses in the amount of $20,727. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck
Securities Corporation. In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain other administrative functions.

NOTE   3--INVESTMENTS--Purchases  and  sales  of  securities,  other  than  U.S.
government securities and short-term obligations, aggregated $60,396,049 and $88,346,399 respectively, for the six months ended June 30, 2004.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at June 30, 2004 was $114,368,677. As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregate $29,879,246 of which $37,487,309 relate to appreciated securities and $7,608,063 related to the depreciated securities

Because federal income tax regulations differ from accounting principals generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for finical reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purpose.

At December 31, 2003, the Fund had a capital loss carryforward of $51,105,505 available $33,909,513 expiring December 31, 2009 and $17,195,992 expiring December 31,2010.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The  aggregate   shareholder   accounts  of  a  single  insurance   company  own
approximately 83% of the Initial Class and approximately 99% of the Class R1 shares.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At June 30, 2004, there were no forward foreign currency contracts outstanding.

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. As of June 30, 2004, the net value of the asset and corresponding liability of the Fund's portion of the Plan is $117,161.

NOTE 9--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker.

At June 30, 2004, the Fund had the following outstanding swap (stated in U.S. dollars):

                      NUMBER
UNDERLYING              OF          NOTIONAL      TERMINATION      UNREALIZED
SECURITIES            SHARES         AMOUNT          DATE         APPRECIATION

--------------       --------       --------       ---------       -----------
Gazprom Oil Co.     1,600,000       $485,851         Open          $2,861,717

NOTE 10--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2004 the Fund borrowed an average daily amount of $4,706,008 at an average interest rate of 1.66% under the Facility. At June 30, 2004, there are no outstanding borrowings under the facility.

NOTE 11--REPURCHASE AGREEMENTS--Collateral for the repurchase agreement in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreements, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE  12--REGULATORY   MATTERS--In   connection  with  their  investigations  of
practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. At the present time, the Adviser is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund's results of operations or financial condition.

The Adviser has received a so-called "Wells Notice" from the Securities and Exchange Commission ("SEC") in connection with the SEC's investigation of market-timing activities in the securities industry as described in the Funds' prospectus and prospectus supplements. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The Adviser is currently considering whether to provide such a response, while continuing to cooperate fully with the SEC investigation.

Costs associated with the investigations have been and will continue to be paid by the Adviser.

[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]

Investment Adviser:    Van Eck Associates Corporation
       Distributor:    Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Investors should consider the investment objectives, risks and charges and expenses of the Fund. Please read the prospectus carefully before you invest. Additional information about the Fund's Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ending June 30 is available, without charge, by calling 1-800-826-2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission's website at http://www.sec.gov.

Item 2. Code of Ethics

     Not applicable.

Item 3. Audit Committee Financial Expert

     Not applicable.

Item 4. Principal Accountant Fees and Services

     Not applicable.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

     Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases

     Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 10. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) For the period ending June 30, 2004, the Chief Executive Officer and the Chief Financial Officer are aware of no significant changes in the registrant's internal controls over financial reporting that has materially affected or is reasonably likely to materially affect internal controls over financial reporting.


Item 11. Exhibits.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  August 27, 2004
      ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  August 27, 2004
      ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date  August 27, 2004
      ---------------